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                                                                      Exhibit 24

                                POWER OF ATTORNEY

         Each of the undersigned officers and directors of CheckFree Corporation, a Delaware corporation (the "Company") hereby appoints Peter J. Kight, Peter F. Sinisgalli, and Curtis A. Loveland as his true and lawful attorneys-in-fact, or any of them, with power to act without the others, as his true and lawful attorney-in-fact, in his name and on his behalf, and in any and all capacities stated below, to sign and to cause to be filed with the Securities and Exchange Commission (the "Commission"), the Company's Registration Statement on Form S-8 (the "Registration Statement") to register under the Securities Act of 1933, as amended, 1,000,000 shares of Common Stock, $.01 par value, of the Company to be sold and distributed by the Company pursuant to the CheckFree Corporation 401(k) Plan (the "Plan"), and any and all amendments, including post-effective amendments, to the Registration Statement, hereby granting unto such attorneys-in-fact, and to each of them, full power and authority to do and perform in the name of and on behalf of the undersigned, in any and all such capacities, every act and thing whatsoever necessary to be done in and about the premises as fully as the undersigned could or might do in person, hereby granting to each such attorney-in-fact full power of substitution and revocation, and hereby ratifying all that any such attorney-in-fact or his substitute may do by virtue hereof.

         IN WITNESS WHEREOF, the undersigned have signed these presents this 27th day of June, 2002.

           Signature                                             Title
          /s/ Peter J. Kight
--------------------------------------------------      Chairman of the Board of Directors
              Peter J. Kight                            and Chief Executive Officer
                                                        (Principal Executive Officer)

          /s/ David E. Mangum
--------------------------------------------------      Executive Vice President and Chief
              David E. Mangum                           Financial Officer
                                                        (Principal Financial Officer)

          /s/ Joseph P. McDonnell
--------------------------------------------------      Vice President, Controller, and Chief Accounting
              Joseph P. McDonnell                       Officer (Principal Accounting Officer)


          /s/ William P. Boardman
--------------------------------------------------      Director
              William P. Boardman

          /s/ James D. Dixon
--------------------------------------------------      Director
              James D. Dixon

          /s/ Henry C. Duques
--------------------------------------------------      Director
              Henry C. Duques

          /s/ Mark A. Johnson
--------------------------------------------------      Director
              Mark A. Johnson

          /s/ Lewis C. Levin
--------------------------------------------------      Director
              Lewis C. Levin

          /s/ Eugene F. Quinn
--------------------------------------------------      Director
              Eugene F. Quinn


          /s/ Jeffrey M. Wilkins
--------------------------------------------------      Director
              Jeffrey M. Wilkins